UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2026

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2 - Financial Information

Item 2.02    Results of Operations and Financial Condition

On October 26, 2026, Bank of Marin Bancorp, "Bancorp" (Nasdaq: BMRC), parent company of Bank of Marin, released its financial results for the quarter ended September 30, 2026. A copy of the press release is included as Exhibit 99.1.

The press release will be available on Bank of Marin's website at http://www.bankofmarin.com under “Investor Relations/News & Market Data/Press Releases" and "Presentations” on October 26, 2026.

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure

Bancorp is furnishing presentation materials that may be used at various investor conferences during the fourth quarter of 2026. The Company is not undertaking to update the earnings presentation. A copy of the presentation is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.
The earnings presentations will be available on Bank of Marin’s website at http://www.bankofmarin.com under Investor Relations/News & Market Data/Press Releases” on October 26, 2026.

Section 8 - Other Events

Item 8.01     Other Events

In the press release, Bancorp announced that on October 22, 2026, its Board of Directors approved a quarterly cash dividend of $0.25 per share. The cash dividend is payable on November 12, 2026, to shareholders of record at the close of business on November 5, 2026.

A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description	Page Number

99.1	Press Release dated October 26, 2026	1-12
99.2	Third Quarter 2026 Earnings Presentation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 26, 2026	BANK OF MARIN BANCORP
		By:	/s/ David Bonaccorso
David Bonaccorso
Executive Vice President
and Chief Financial Officer